Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments Disclosure [Abstract]
Financial Instruments Disclosure [Text Block]

Note 17 – Financial Instruments

	December 31,		December 31,
	2011		2010
	Fair Value	Carrying Value	Fair Value	Carrying Value
Assets:
Derivative instruments	$1,247	$1,247	$2,320	$2,320

Liabilities:
Debt	419,847	455,028	360,844	323,706
Derivative instruments	16,067	16,067	27,810	27,810

The carrying amounts reflected in the consolidated balance sheets for cash and equivalents, short-term receivables and short-term payables approximate their fair value due to the short maturity of the instruments. The fair values of commodity derivative instruments and interest rate swaps were determined based upon quotes obtained from brokers. The fair values of long-term debt were determined based upon quotes obtained from brokers for our senior notes, discounted cash flows for our other debt.